PART C
OTHER INFORMATION

I.	ITEM 23. EXHIBITS

Exhibits:
(a)
Agreement and Declaration of Trust. Agreement and Declaration of Trust of Old Mutual Advisor Funds dated May 27, 2004. Incorporated herein by reference to Registration Statement filed June 1, 2004.
(1)
Amended Schedule A to Agreement and Declaration of Trust of Old Mutual Advisor Funds, as amended December 5, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.
(b)
By-Laws of Old Mutual Advisor Funds. Incorporated herein by reference to Registration Statement filed June 1, 2004.

Instruments Defining Rights of Security Holders.
(1)
Articles II, VI, VII and IX of the Agreement and Declaration
of Trust.
(2)
Articles IV and VI of the Bylaws.
(d)
Investment Advisory Agreement.
(1)
Investment Advisory Agreement dated September 7, 2004, by and between the Registrant, on behalf of each fund of the Registrant, and Old Mutual Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(2)
Amendment No. 1 dated May 11, 2005 to Schedule A of the Investment Advisory Agreement dated September 7, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(3)
Investment Sub-Advisory Agreement dated August 2, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Ibbotson Associates Advisors, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(4)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Acadian Asset Management, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(5)
Investment Sub-Advisory Agreement dated August 2, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(6)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(7)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Clay Finlay, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(8)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Dwight Asset Management Company. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(9)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(10)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Liberty Ridge Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(11)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Provident Investment Counsel. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(12)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Rogge Global Partners plc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(13)
Investment Sub-Advisory Agreement dated June 14, 2005, by and among the Registrant, Old Mutual Capital, Inc. and Copper Rock Capital Partners LLC with respect to the Old Mutual Copper Rock Emerging Growth Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(14)
Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(15)
Investment Sub-Advisory Agreement dated December 9, 2005, by and among the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc., with respect to the Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(16)
Investment Advisory Agreement dated December 2, 2005, by and between Old Mutual Capital, Inc. and the Registrant, on behalf of Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, and the Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(17)
Investment Sub-Advisory Agreement dated December 14, 2005, by and among the Registrant, Old Mutual Capital, Inc. and Acadian Asset Management, Inc. with respect to Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(18)
Investment Sub-Advisory Agreement dated December 16, 2005, by and among the Registrant, Old Mutual Capital, Inc. and Clay Finlay, Inc., with respect to the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, and the Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(e)
Distribution Agreement. Distribution Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(1)
Amendment to the Distribution Agreement, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(f)
Bonus or Profit Sharing Contracts.  Not Applicable.
(g)
Custodian Agreements.
(1)
Mutual Fund Custody Agreement between the Registrant and Wachovia Bank, N.A. dated August 2, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(2)
Amendment No. 1 dated May 11, 2005 to Attachment C of the Mutual Fund Custodian Agreement dated August 2, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(3)
Custodian Agreement between the Registrant and Union Bank of California, N.A. dated December 9, 2005, with respect to the Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(4)
Custody Agreement between the Registrant and The Bank of New York dated December 28, 2005, with respect to the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund and the Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(h)
Other Material Contracts.
(1)
Administrative Services Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(2)
Amendment to the Administrative Services Agreement, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(3)
Sub-Administrative Services Agreement dated August 2, 2004, by and between Old Mutual Fund Services and SEI Investments Global Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(4)
Amendment to the Sub-Administrative Services Agreement, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(5)
Expense Limitation Agreement effective September 7, 2004 between the Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(6)
Shareholder Web Services Agreement dated September 7, 2004 by and between the Registrant and Old Mutual Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
(7)
Service Plan for the Registrants Class A and Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(8)
Amended Schedule A to the Service Plan for the Registrants Class A and Class C Shares, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(9)
Expense Limitation Agreement effective December 2, 2005 between the Registrant and Old Mutual Capital, Inc. with respect to the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund and the Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(i)
(1)
Opinion and Consent of Counsel for the Registrants Class A, Class C and Institutional Class shares of Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.
(2)
Opinion and Consent of Counsel for the Registrants Class A, Class C and Institutional Class shares of Old Mutual Copper Rock Emerging Growth Fund; Class A, Class C and Class Z shares of Old Mutual Analytic Defensive Equity Fund; and Class Z shares of Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio. Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.
(3)
Opinion and Consent of Counsel for the Registrants Class Z shares of Old Mutual Copper Rock Emerging Growth Fund and Institutional Class shares of Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.
(4)
Opinion and Consent of Counsel for the Registrants Class A, Class C, Class Z and Institutional Class shares of Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(j)
Not Applicable.
(k)
Not Applicable.
(l)
Letter from Old Mutual Capital Inc. dated September 7, 2004 to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.
(m)
Plan under Rule 12b-1.
(1)
Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(2)
Amended Schedule A to the Distribution Plan under Rule 12b-1 with respect to the Class A Shares, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(3)
Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(4)
Amended Schedule A to the Distribution Plan under Rule 12b-1 with respect to the Class C Shares, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(n)
Rule 18f-3 Multiple Class Plan dated July 8, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(1)
Amended Schedule A to the Rule 18f-3 Plan, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(o)
Not Applicable.
(p)
Code of Ethics.
(1)
Code of Ethics of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(2)
Code of Ethics of Old Mutual Capital, Inc. and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(3)
Code of Ethics of Ibbotson Associates Advisors, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(4)
Code of Ethics of Acadian Asset Management, Inc.
Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(5)
Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed October 14, 2005.
(6)
Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(7)
Code of Ethics of Clay Finlay, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(8)
Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(9)
Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(10)
Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(11)
Code of Ethics of Provident Investment Counsel. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(12)
Code of Ethics of Rogge Global Partners PLC. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.
(13)
Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(14)
Code of Ethics of Thompson, Siegel & Walmsley, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(q)
Other: Trustees Power of Attorney. Powers of Attorney for John R. Bartholdson, David J. Bullock, Robert M. Hamje, Jarrett B. Kling, Walter W. Driver, Jr. and L. Kent Moore are attached as an exhibit. Incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement filed September 29, 2005.

              ITEM 24.	PERSONS CONTROLLED BY OR
UNDER COMMON CONTROL WITH REGISTRANT
              There are no persons that are controlled
by or under common control with the Registrant.
              ITEM 25.	INDEMNIFICATION
              The Agreement and Declaration of Trust
of the Registrant include the following:

              ARTICLE VIII
LIMITATION OF LIABILITY AND INDEMNIFICATION
       Section 8.1.	Limitation of Liability.  A
Trustee or officer, when acting in such capacity,
shall not be personally liable to any Person for any
act, omission or obligation of the Trust or any
Trustee or officer; provided, however, that nothing
contained herein or in the Delaware Act shall
protect any Trustee or officer against any liability
to the Trust or to Shareholders to which he would
otherwise be subject by reason of willful
misfeasance, bad faith, gross negligence or reckless
disregard of the duties involved in the conduct of
his office with the Trust.
       Section 8.2.	Indemnification of Covered
Persons.  Every Covered Person shall be indemnified
by the Trust to the fullest extent permitted by the
Delaware Act, the By-Laws and other applicable law.
              The Bylaws of the Registrant include the
following:
              ARTICLE VIII
INDEMNIFICATION
       Section 1.	Indemnification.  For the purpose
of this Section 1, Trust includes any domestic or
foreign predecessor entity of this Trust in a
merger, consolidation, or other transaction in which
the predecessors existence ceased upon consummation
of the transaction; proceeding means any
threatened, pending or completed action, suit or
proceeding, whether civil, criminal, administrative,
or investigative; and expenses includes without
limitation attorneys fees and any expenses of
establishing a right to indemnification under this
Section 1.
(a)	The Trust shall indemnify any person who
was or is a party or is threatened to be made
a party to any proceeding (other than an
action by or in the right of the Trust) by
reason of the fact that such person is or was
a Covered Person, against expenses, judgments,
fines and amounts paid in settlements actually
and reasonably incurred by such person in
connection with such proceeding, if it is
determined that person acted in good faith and
reasonably believed:  (i) in the case of
conduct in his official capacity as a Covered
Person, that his conduct was in the Trusts
best interests and (ii) in all other cases,
that his conduct was at least not opposed to
the Trusts best interests and (iii) in the
case of a criminal proceeding, that he had no
reasonable cause to believe that his conduct
was unlawful.  The termination of any
proceeding by judgment, order or settlement
shall not, of itself, create a presumption
that the person did not meet the requisite
standard of conduct set forth in this
Section 1. The termination of any proceeding
by conviction, or a plea of nolo contendere or
its equivalent, or an entry of an order of
probation prior to judgment, creates a
rebuttable presumption that the person did not
meet the requisite standard of conduct set
forth in this Section 1.
(b)	The Trust shall indemnify any person who
was or is a party or is threatened to be made
a party to any proceeding by or in the right
of the Trust to procure a judgment in its
favor by reason of the fact that person is or
was a Covered Person, against expenses
actually and reasonably incurred by that
person in connection with the defense or
settlement of such action or suit if that
person acted in good faith, in a manner that
person believed to be in the best interests of
the Trust and with such care, including
reasonable inquiry, as an ordinarily prudent
person in a like position would use under
similar circumstances.
(c)	Notwithstanding any provision to the
contrary contained herein, there shall be no
right to indemnification for any liability
arising by reason of willful misfeasance, bad
faith, gross negligence, or the reckless
disregard of the duties involved in the
conduct of the Covered Persons office with
the Trust.
       Section 2.	Advance Payments of Indemnifiable
Expenses.  To the maximum extent permitted by law,
the Trust or applicable Portfolio may advance to a
Covered Person, in connection with the preparation
and presentation of a defense to any claim, action,
suit, or proceeding, expenses for which the Covered
Person would ultimately be entitled to
indemnification; provided that the Trust or
applicable Portfolio has received an undertaking by
or on behalf of such Covered Person that such amount
will be paid over by him to the Trust or applicable
Portfolio if it is ultimately determined that he is
not entitled to indemnification for such expenses,
and further provided that (a) such Covered Person
shall have provided appropriate security for such
undertaking, (b) the Trust is insured against losses
arising out of any such advance payments, or
(c) either a majority of the Trustees who are not
interested persons (as defined in the 1940 Act) of
the Trust nor parties to the matter, or independent
legal counsel in a written opinion shall have
determined, based upon a review of readily available
facts (as opposed to a full trial-type inquiry) that
there is reason to believe that such Covered Person
will not be disqualified from indemnification for
such expenses.
Insofar as indemnification for liability arising
under the Securities Act of 1933, as amended (1933
Act) may be permitted to trustees, officers and
controlling persons of the Registrant pursuant to
the foregoing provisions, or otherwise, the
Registrant has been advised that in the opinion of
the Securities and Exchange Commission such
indemnification is against public policy as
expressed in the 1933 Act and is, therefore,
unenforceable.  In the event that a claim for
indemnification against such liabilities (other than
the payment by the Registrant of expenses incurred
or paid by a trustee, officer or controlling person
of the Registrant in the successful defense of any
action, suite or proceeding) is asserted by such
trustee, officer or controlling person in connection
with the securities being registered, the Registrant
will, unless in the opinion of its counsel the
matter has been settled by controlling precedent,
submit to a court of appropriate jurisdiction the
question whether such indemnification by it is
against public policy as expressed in the 1933 Act
and will be governed by the final adjudication of
such issue.
              ITEM 26.	BUSINESS AND OTHER
CONNECTIONS OF INVESTMENT ADVISOR:
              The list required by this Item 26 of
officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms
ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:
Advisor/Sub-Advisor
Advisers Act
Registration Number
Old Mutual Capital, Inc.
801-63140
Ibbotson Associates Advisors, LLC
801-62323
Acadian Asset Management, Inc.
801-28078
Analytic Investors, Inc.
801-07082
Barrow, Hanley, Mewhinney & Strauss,
Inc.
801-31237
Clay Finlay, Inc.
801-17316
Dwight Asset Management Company
801-45304
Heitman Real Estate Securities LLC
801-48252
Liberty Ridge Capital, Inc.
801-48872
Provident Investment Counsel
801-47993
Rogge Global Partners PLC
801-25482
Thompson, Siegel & Walmsley, Inc.
801-06273
Copper Rock Capital Partners LLC
801-63900



              ITEM 27.	PRINCIPAL UNDERWRITERS
(a)	Registrants distributor, Old Mutual
Investment Partners, acts as distributor for Old
Mutual Advisor Funds II, Old Mutual Insurance
Series Fund and the Registrant.
(b)	The principal business address of each person
named in the table below is Old Mutual Investment
Partners, 4643 South Ulster Street, Suite 600,
Denver Colorado  80237.
Name
Positions and Office
with Underwriter
Position and Offices
with Registrant
David J. Bullock
Trustee and Chief
Executive Officer
President, Chief
Executive Officer and
Trustee
Michael W. Rose
President
---
Mark E. Black
Chief Financial
Officer and Chief
Administrative Officer
Treasurer, Chief
Financial Officer and
Controller
Andra C. Ozols
Executive Vice
President, General
Counsel and Secretary
Vice President and
Secretary
James F. Lummanick
Senior Vice President
and Chief Compliance
Officer
Vice President and
Chief Compliance
Officer
George Vogel
Executive Vice
President
---
Michael W. Mathies
Vice President
---

(c)	None.
              ITEM 28.	LOCATION OF ACCOUNTS AND
RECORDS
              Books or other documents required to be
maintained by Section 31(a) of the Investment
Company Act of 1940, and the Rules promulgated
thereunder, are maintained as follows:
(a)	With respect to Rules 31a-1(a); 31a-1(b)(1);
(2)(a) and (b); (3); (6); (8); (12); and 31a-
1(d), the required books and records are maintained at the offices of Registrants
Custodians:
Wachovia Bank, National Association
123 South Broad Street
Philadelphia, PA 19109
Union Bank of California, National Association
350 California Street, 6th Floor
San Francisco, CA 94104

The Bank of New York
One Wall Street
New York, NY 10286

(b)	With respect to Rules 31a-1(a); 31a-
1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8);
(9); (10); (11) and 31a-1(f), the required books
and records are currently maintained at the
offices of Registrants Sub-Administrator:
SEI Investments Global Funds Services
One Freedom Valley Road
Oaks, PA 19456
(c)	With respect to Rules 31a-1(b)(5), (6), (9)
and (10) and 31a-1(f), the required books and
records are maintained at the principal offices
of the Registrants Advisor or Sub-Advisors:
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600
Denver, CO 80237
Ibbotson Associates Advisors, LLC
225 N. Michigan Avenue, Suite 700
Chicago, IL 60601
Acadian Asset Management, Inc.
Ten Post Office Square
Boston, MA 02109
Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, CA 90071
Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue, 15th Floor
Dallas, TX 75204-2429
Clay Finlay, Inc.
200 Park Avenue
New York, NY 10166
Dwight Asset Management Company
100 Bank Street
Burlington, VT 05401
Heitman Real Estate Securities LLC
191 N. Wacker Drive, Suite 2500
Chicago, IL 60606
Liberty Ridge Capital, Inc.
1400 Liberty Ridge Drive
Wayne, PA 19087
Provident Investment Counsel
300 North Lake Avenue, Penthouse
Pasadena, CA 91101
Rogge Global Partners PLC
Sion Hall
56 Victoria Embankment
London, England EC4Y ODZ
Thompson, Siegel & Walmsley, Inc.
500 Monument Avenue
Richmond, VA 23230
Copper Rock Capital Partners LLC
200 Clarendon Street, 53rd Floor
Boston, MA 02116
              ITEM 29.	MANAGEMENT SERVICES
              None.
II.	ITEM 30.  UNDERTAKINGS
              Not Applicable.





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